SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                                 FORM 8-K

                        CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      25-Sep-02

CENTEX CREDIT CORP HOME EQ LN
    ASSET BACKED CERT SER 2002 A
(Exact name of registrant as specified in its charter)


          Delaware                           333-69800-01           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                              75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On 9/25/2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 9/25/2002.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
            Date:
            Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
            Exhibit No.

   1.)          Monthly Distribution Report Dated:           25-Sep-02


Centex Credit Corp
Home Equity Loan Asset Backed Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                            25-Sep-02

DISTRIBUTION SUMMARY


              Original  Beginning Certifica Principal  Ending Certificate
   Class    Face Value        Balance      Distribution    Balance
AF-1        80500000.00        60362820.89  5400749.38    54962071.51
AF-2        40000000.00        40000000.00        0.00    40000000.00
AF-3        36000000.00        36000000.00        0.00    36000000.00
AF-4        40500000.00        40500000.00        0.00    40500000.00
AF-5         9040000.00         9040000.00        0.00     9040000.00
AF-6        22800000.00        22800000.00        0.00    22800000.00
MF-1        15300000.00        15300000.00        0.00    15300000.00
MF-2        11974000.00        11974000.00        0.00    11974000.00
BF           9980000.00         9980000.00        0.00     9980000.00
AV          204103000.00      181130833.36  6312351.19   174818482.17
MV-1        18046000.00        18046000.00        0.00    18046000.00
MV-2        10578000.00        10578000.00        0.00    10578000.00
BV          16179000.00        16179000.00        0.00    16179000.00
X-IO               0.00               0.00        0.00           0.00
R                  0.00               0.00        0.00           0.00
Total       515000000.00      471890654.25 11713100.57   460177553.68


              Interest     Pass-Through       Total
   Class    Distribution       Rate        Distribution
AF-1           146379.84           2.91000%  5547129.22
AF-2           129666.67           3.89000%   129666.67
AF-3           139200.00           4.64000%   139200.00
AF-4           187650.00           5.56000%   187650.00
AF-5            45049.33           5.98000%    45049.33
AF-6           105260.00           5.54000%   105260.00
MF-1            78285.00           6.14000%    78285.00
MF-2            65258.30           6.54000%    65258.30
BF              55971.17           6.73000%    55971.17
AV             318488.38           2.11000%  6630839.57
MV-1            40001.97           2.66000%    40001.97
MV-2            28119.85           3.19000%    28119.85
BV              54738.95           4.06000%    54738.95
X-IO                0.00           0.00000%        0.00
R                   0.00           0.00000%        0.00
Total         1394069.46                    13107170.03


AMOUNTS PER $1,000 UNIT

                            Principal        Interest
   Class       Cusip       Distribution    Distribution
AF-1         152314 EF3         67.09005441  1.81838311
AF-2         152314 EG1          0.00000000  3.24166675
AF-3         152314 EH9          0.00000000  3.86666667
AF-4         152314 EJ5          0.00000000  4.63333333
AF-5         152314 EK2          0.00000000  4.98333296
AF-6         152314 EL0          0.00000000  4.61666667
MF-1         152314 EM8          0.00000000  5.11666667
MF-2         152314 EN6          0.00000000  5.45000000
BF           152314 EP1          0.00000000  5.60833367
AV           152314 EQ9         30.92728274  1.56042969
MV-1         152314 ER7          0.00000000  2.21666685
MV-2         152314 ES5          0.00000000  2.65833333
BV           152314 ET3          0.00000000  3.38333333
X-IO             0              22.74388460  2.70693099
R                0               0.00000000  0.00000000


               Total    Ending Certificate
   Class    Distribution      Balance
    AF-1     68.90843752       682.75865230
    AF-2      3.24166675      1000.00000000
    AF-3      3.86666667      1000.00000000
    AF-4      4.63333333      1000.00000000
    AF-5      4.98333296      1000.00000000
    AF-6      4.61666667      1000.00000000
    MF-1      5.11666667      1000.00000000
    MF-2      5.45000000      1000.00000000
     BF       5.60833367      1000.00000000
     AV      32.48771243       856.52088490
    MV-1      2.21666685      1000.00000000
    MV-2      2.65833333      1000.00000000
     BV       3.38333333      1000.00000000
    X-IO     25.45081559       893.54864792
     R        0.00000000         0.00000000


SEC. 7.09 (a) (i) & (iii)                  See Page 1




SEC. 7.09 (a) (ii)                         Group I     Group II       Total
Scheduled Principal Received               237342.29      120622.04    357964.33
Prepayments (incl. Curtailments)           4103435.04    4822283.61   8925718.65
Purchased Principal                        0.00             0.00            0.00
Liquidation Proceeds applied to principal  5262.87        105717.13    110980.00
Extra Principal Distribution Amount        1054709.18    1263728.41   2318437.59

SEC. 7.09 (a) (iv) & (v)                     Interest     Principal
Total Certificate Carryover Shortfall Amoun        0.00           0.00
  Class AF-1 Carryover Shortfall Amount            0.00           0.00
  Class AF-2 Carryover Shortfall Amount            0.00           0.00
  Class AF-3 Carryover Shortfall Amount            0.00           0.00
  Class AF-4 Carryover Shortfall Amount            0.00           0.00
  Class AF-5 Carryover Shortfall Amount            0.00           0.00
  Class AF-6 Carryover Shortfall Amount            0.00           0.00
  Class AV Carryover Shortfall Amount              0.00           0.00
  Class MF-1 Carryover Shortfall Amount            0.00           0.00
  Class MF-2 Carryover Shortfall Amount            0.00           0.00
  Class BF Carryover Shortfall Amount              0.00           0.00
  Class MV-1 Carryover Shortfall Amount            0.00           0.00
  Class MV-2 Carryover Shortfall Amount            0.00           0.00
  Class BV Carryover Shortfall Amount              0.00           0.00

SEC. 7.09 (a) (vi)      Group I            Group II    Total
Aggregate Loan Balance     243764108.94    223438605.68   467202714.62

SEC. 7.09 (a) (vii)
O/C Amount                  3208037.43      3817123.51      7025160.94
Required O/C Amount         5321974.01      4978116.21     10300090.22

SEC. 7.09 (a) (viii)
Code Section 6049(d)(7)(C) Information-Required Market Discount Information Provided at Calendar Year End.

SEC. 7.09 (a) (ix)                         Group I     Group II       Total
Substitution Amounts                       0.00        0.00           0.00
Loan Purchase Prices                       0.00        0.00           0.00

SEC. 7.09 (a) (x)
Weighted Average Coupon                        10.2113%        9.4571%

SEC. 7.09 (a) (xi)
Group Monthly Interest                       2007929.49     1705569.53

SEC. 7.09 (a) (xiii)
Weighted Average Gross Margin (Group II)                       7.5975%

SEC. 7.09 (a) (xiv)
Largest Home Equity Loan Balance Outstandin   544825.12      573075.86

SEC. 7.09 (a) (xv)
Basic Principal Amount                        4346040.2     5048622.78

SEC. 7.09 (a) (xvi)
Net WAC Cap Carryover Paid                         0.00           0.00
Net WAC Cap Carryover Unpaid                       0.00           0.00

SEC. 7.09 (a) (xviii)
Group Net Wac Cap                               9.7089%        8.9545%

SEC. 7.09 (a) (xix)
Realized Loss Amounts applied to Subordinate Certificates
            Class M-1                              0.00           0.00
            Class M-2                              0.00           0.00
            Class B                                0.00           0.00
SEC. 7.09 (a) (xx)
Stepdown Date Occurrence                   NO          NO

SEC. 7.09 (b) (i)
Delinquencies(1)
            Period      Number             Percentage  Prin. Balance  Percentage
            30-59 Days  103                2.6546%          4359518.29   1.7884%
Group I     60-89 Days  37                 0.9536%          2036547.12   0.8355%
            90+ Days    26                 0.6701%          1099628.36   0.4511%

            30-59 Days  38                 1.8173%          3575605.54   1.6003%
Group II    60-89 Days  20                 0.9565%          1750876.77   0.7836%
            90+ Days    11                 0.5261%           587833.16   0.2631%

            30-59 Days  141                2.3614%          7935123.83   1.6984%
TOTAL       60-89 Days  57                 0.9546%          3787423.89   0.8107%
            90+ Days    37                 0.6197%          1687461.52   0.3612%

            Total Group 3880               100.0000%      243764108.94 100.0000%
            Total Group 2091               100.0000%      223438605.68 100.0000%
            Total       5971               100.0000%      467202714.62 100.0000%
(1) Includes Bankruptcies, excludes Foreclosures and REOs ; Based on each respective Group's loan count and balance.

SEC. 7.09(b) (ii)       Group I            Group II    Total
Foreclosure Count                        33          16             49
Foreclosure Balance              1686383.23  1414923.57      3101306.8
New Foreclosure Count                    10           6             16
New Foreclosure Balance           376699.72   534274.24      910973.96

SEC. 7.09 (b) (iii)
Bankruptcy:  Count                       39          23             62
Bankruptcy:  Balance             2099799.73  2059505.04     4159304.77
Balloon Loans: Count                    431           0            431
Balloon Loans: Balance          27121645.98        0.00    27121645.98

SEC. 7.09 (b) (iv)
REO:  Count                               6           4             10

SEC. 7.09 (b) (v)
REO:  Book Value                  486493.56   521172.11     1007665.67

SEC. 7.09 (b) (vi)
Cumulative Realized Loss           12224.84    11282.87       23507.71

SEC. 7.09 (b) (vii)
Net Liquidation Proceeds            5262.87   105717.13      110980.00

SEC. 7.09 (b) (viii)
3-Month Rolling Average 60+ Day Delinquency     1.7698%        1.5321%

SEC. 7.09 (b) (ix)
Trigger Event Occurrence        NO              NO

SEC. 7.08 (1) - (4)
            Amount in Certificate Account  Excess Interest

                                           Group I     Group II

Total:                          13108170.03  1054709.18     1263728.41

  Class AF-1 Allocation          5547129.22  1054709.18           0.00
  Class AF-2 Allocation           129666.67        0.00           0.00
  Class AF-3 Allocation           139200.00        0.00           0.00
  Class AF-4 Allocation           187650.00        0.00           0.00
  Class AF-5 Allocation            45049.33        0.00           0.00
  Class AF-6 Allocation           105260.00        0.00           0.00
  Class MF-1 Allocation            78285.00        0.00           0.00
  Class MF-2 Allocation            65258.30        0.00           0.00
  Class BF Allocation              55971.17        0.00           0.00
  Class AV Allocation            6630839.57        0.00     1263728.41
  Class MV-1 Allocation            40001.97        0.00           0.00
  Class MV-2 Allocation            28119.85        0.00           0.00
  Class BV Allocation              54738.95        0.00           0.00
  Total Class A                 13107170.03  1054709.18     1263728.41

SEC. 7.08 (5)
            Beginning        Principal     Ending
Class       Balance        Distribution    Balance
AF-1         60362820.89    5400749.38      54962071.51
AF-2         40000000.00       0.00         40000000.00
AF-3         36000000.00       0.00         36000000.00
AF-4         40500000.00       0.00         40500000.00
AF-5          9040000.00       0.00          9040000.00
AF-6         22800000.00       0.00         22800000.00
MF-1         15300000.00       0.00         15300000.00
MF-2         11974000.00       0.00         11974000.00
BF            9980000.00       0.00          9980000.00
AV          181130833.36    6312351.19     174818482.17
MV-1         18046000.00       0.00         18046000.00
MV-2         10578000.00       0.00         10578000.00
BV           16179000.00       0.00         16179000.00

SEC. 7.08 (6)
                                    Group I    Group II          Total
Current Period Realized             4022.96    11282.87       15305.83

            Applied Loss Amt
Class M-1                              0.00        0.00
Class M-2                              0.00        0.00
Class B                                0.00        0.00

SEC. 7.08 (7)
Subordination Increase Amount                1054709.18     1263728.41
Excess Overcollateralization Amount                0.00           0.00
Required Overcollateralization Amount        5321974.01     4978116.21

SEC. 7.09 (b) (iv & v)

                        REO Status

Group       Loan Number Book Value         Status



                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Donna Fanning
                                            --------------------------
                                             Name:  Donna Fanning
                                             Title: Vice President, Bank One NA
Dated:         25-Sep-02